Exhibit 10.30

AMENDMENT No. 3

This AMENDMENT No. 3 (this “Amendment”) is effective as of December 31, 2003 (the “Effective Date”) among CIRCOR INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the Subsidiary Guarantors referred to therein (collectively, the “Subsidiary Guarantors”); each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”); and ING CAPITAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors in such capacity, the “Agent”).

The Company, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Credit Agreement dated as of October 18, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”). The Company, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

SECTION 2.    Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Effective Date, the Credit Agreement shall be amended as follows:

2.01    Definition of “Permitted Investment.” The definition of “Permitted Investment” in Section 1.01 of the Credit Agreement shall be amended by deleting the word “and” immediately before clause (c) therein, by adding the word “and” immediately after such clause (c), and by adding the following new clause (d):

“(d) with respect to Investments made by any Foreign Subsidiary: (i) obligations of, or fully guaranteed as principal and interest by, the sovereign jurisdiction under the laws of which such Foreign Subsidiary is organized (but only if a Foreign Subsidiary was organized under such law on December 31, 2003), in each such case maturing not more than 90 days from the date of acquisition thereof, (ii) certificates of deposit, time deposits or similar instruments issued by any financial institution authorized to conduct a banking business in the jurisdiction under the laws of which such Foreign Subsidiary is organized (but only if (x) a Foreign Subsidiary was organized under such law on December 31, 2003, or (y) such financial institution is rated as a prime commercial bank or the equivalent) and having capital, surplus and undivided profits of at least $500,000,000 (or the equivalent), maturing not more than 90 days from the date of acquisition thereof, and (iii) prime corporate paper of Canadian issuers rated A-1 or better or P-1 or better by Standard & Poor’s or Moody’s Investors Services, respectively (or the equivalent by Canadian rating agencies).”

SECTION 3.    Representations and Warranties. The Company and the Subsidiary Guarantors represent and warrant to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement (after giving effect to the amendments to the Credit Agreement provided for by this Amendment No. 3) are true and complete on the Effective Date as if made on and as of the Effective Date and as if each reference in said Section 8 to “this Agreement” included reference to this Amendment (or, if any such representation and warranty is expressly to be made as of a specific date, as of such specific date).

SECTION 4.    Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the Effective Date, upon the satisfaction of the following conditions precedent:

4.01.    Execution by All Parties. This Amendment No. 3 shall have been executed and delivered by the Company, the Subsidiary Guarantors and the Majority Lenders.

4.02.    Other Documents. Such other documents as the Agent or any Lender or special New York counsel to ING may reasonably request.

SECTION 5.    Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

CIRCOR INTERNATIONAL, INC.

By:	/S/ KENNETH W. SMITH
Title: V.P. Finance

SUBSIDIARY GUARANTORS CIRCOR, INC.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: V.P. Finance

CIRCOR BUSINESS TRUST

By:	/S/ DAVID A. BLOSS
Name: David A. Bloss Title: Trustee

CIRCOR GERMAN HOLDINGS LLC

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

CIRCOR IP HOLDING CO.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

CIRCLE SEAL CONTROLS, INC.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: V.P. Finance

CIRCLE SEAL CORPORATION

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: V.P. Finance

CIRCOR SECURITIES CORP.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

HOKE, INC.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

KF INDUSTRIES, INC.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

LESLIE CONTROLS, INC.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

SPENCE ENGINEERING COMPANY, INC.

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

U.S. PARA PLATE CORPORATION

By:	/S/ KENNETH W. SMITH
Name: Kenneth W. Smith Title: VP Finance

ING CAPITAL LLC, as Agent

By:	/S/ THOMAS R. HOBBIS
Name: Thomas R. Hobbis Title: Director

BANKNORTH, N.A.

By:	/S/ JON R. SUNDSTROM
Name: Jon R. Sundstrom Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/S/ THOMAS J. PURCELL
Name: Thomas J. Purcell Title: Senior Vice President

BANCA NAZIONALE DEL LAVORO S.P.A.

By:	/S/ FREDERIC W. HALL
Name: Frederic W. Hall Title: Vice President

By:	/S/ FRANCESCO DIMARIO
Name: Francesco DiMario Title: Vice President

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